Income Tax - Reconciliation of Income Tax Benefit (Provision) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Expected tax benefit (expense)	$ (39,966)	$ (21,459)	$ (8,111)
State income tax expense, net of federal benefit	(1,907)	(308)	(108)
Pass-through entities	42,000	21,459	8,111
Other	1,294
Total income tax benefit (expense)	$ 1,421	$ (308)	$ (108)